SECURITIES  AND  EXCHANGE  COMMISSION
                            Washington,  D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES AND EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported):  October 14, 1997


                        Commission File Number 1-12480

                        LOUIS DREYFUS NATURAL GAS CORP.
            (Exact name of registrant as specified in its charter)


                OKLAHOMA                             73-1098614
    (State or other jurisdiction of                (IRS Employer
     incorporation or organization)             Identification No.)

14000 QUAIL SPRINGS PARKWAY, SUITE 600
       OKLAHOMA CITY, OKLAHOMA                           73134
(Address of principal executive office)               (Zip code)

    Registrant's telephone number, including area code:  (405) 749-1300

                                     NONE
(Former name, former address and former fiscal year, if changed since last report.)

ITEM 5 -- ACQUISITION OR DISPOSITION OF ASSETS

     On October 14, 1997, at special meetings (the "Special Meetings") of the respective stockholders of Louis Dreyfus Natural Gas Corp., an Oklahoma corporation ("LDNG"), and American Exploration Company, a Delaware corporation ("American"), the shareholders of each company approved the merger of American with and into LDNG (the "Merger") pursuant to the Agreement and Plan of Reorganization, dated as of June 24, 1997, as amended, between American and LDNG (the "Merger Agreement"). Immediately following the Special Meetings, on October 14, 1997, the Merger was consummated and American was merged with and into LDNG, with LDNG surviving the Merger.

     Information concerning the closing of the Merger is contained in the October 14, 1997 press release by LDNG, a copy of which is filed herewith as
Exhibit 99.1 and incorporated herein by reference. The Merger Agreement is incorporated herein by reference from Annex A to the Joint Proxy Statement/Prospectus filed by LDNG with the Securities and Exchange Commission (the "Commission") on September 12, 1997 pursuant to Rule 424(b)(3) under the Securities Act of 1933 (the "Joint Proxy Statement/Prospectus") relating to LDNG's Registration Statement on Form S-4 (Registration No. 333-34849), filed with the Commission on September 3, 1997, and declared effective by the Commission on September 10, 1997 (the "Registration Statement").

     Descriptions of the Merger and the Merger Agreement, including information required by this Item 2, are contained in the Joint Proxy Statement/Prospectus, the text of which is incorporated herein by reference.

ITEM 5 -- OTHER EVENTS

     On October 14, 1997, in connection with the Merger, LDNG entered into a new senior bank credit facility with a group of lenders (the "Bank Credit Facility") that provides for an unsecured committed line of credit of $550 million, which terminates on October 14, 2002. The prior bank credit agreements of American and LDNG and certain other indebtedness and expenses incurred in connection with the Merger were paid in full following the Merger utilizing proceeds of initial borrowings against the new Bank Credit Facility of $384 million.

     Availability of loans under the Bank Credit Facility is not subject to a borrowing base requirement unless LDNG's long-term senior unsecured debt is rated less than BBB- by Standard & Poor's Ratings Services and less than Baa3 by Moody's Investors Service and the majority in interest of the lenders elect to implement a borrowing base requirement. The Bank Credit Facility limits the amount of LDNG's Debt (as defined therein) to $700 million of which no more than $625 million may be Senior Debt (as defined therein), prohibits LDNG from granting any liens or mortgages on its properties (subject to certain exceptions) and requires that LDNG maintain certain financial tests. As of October 15, 1997, the Bank Credit Facility had an effective interest rate for borrowings of 5.93% per annum, after giving effect to interest rate swaps. A copy of the Bank Credit Facility is filed herewith as Exhibit 10.1 and incorporated herein by reference.



ITEM 7 --  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.

          The financial statements required by this Item 7 for American are incorporated by reference into the Joint Proxy Statement/Prospectus as set forth therein, and such financial statements are incorporated herein by reference from the Joint Proxy Statement/Prospectus.

     (b)  Pro Forma Financial Information.

          The pro forma information required by this Item 7 in connection with the Merger are set forth in the Joint Proxy Statement/Prospectus, the text of which is incorporated herein by reference.

     (c)  Exhibits.

   Exhibit
     No.                            Description
     --                             -----------

   2.1 Agreement and Plan of Reorganization dated as of June 24, 1997, as amended, between LDNG and American (Incorporated herein by reference to Annex A to LDNG's Joint Proxy Statement/Prospectus filed with the Securities and Exchange Commission on September 12, 1997 pursuant to Rule 424(b)(3) relating to LDNG's Registration Statement on Form S-4, Registration No. 333-34849).

  10.1 Credit Agreement dated as of October 14, 1997 among LDNG, as Borrower, Bank of Montreal, as Administrative Agent, Chase Manhattan Bank, as Syndication Agent, NationsBank of Texas, N.A., as Documentation Agent, and certain other lenders signatory thereto.

  99.1  Press release dated October 14, 1997.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LOUIS DREYFUS NATURAL GAS CORP.


Date:  October 17, 1997        By: /s/ Jeffrey A. Bonney
                                   -------------------------------------------
                                   Jeffrey A. Bonney
                                   Vice President and Chief Accounting Officer

                               INDEX TO EXHIBITS


Exhibit
  No.                              Description
  --                               -----------

  2.1 Agreement and Plan of Reorganization dated as of June 24, 1997, as amended, between LDNG and American (Incorporated herein by reference to Annex A to LDNG's Joint Proxy Statement/Prospectus filed with the Securities and Exchange Commission on September 12, 1997 pursuant to Rule 424(b)(3) relating to LDNG's Registration Statement on Form S-4, Registration No. 333-34849).

 10.1 Credit Agreement dated as of October 14, 1997 among LDNG, as Borrower, Bank of Montreal, as Administrative Agent, Chase Manhattan Bank, as Syndication Agent, NationsBank of Texas, N.A., as Documentation Agent, and certain other lenders signatory thereto.

 99.1  Press Release dated October 14, 1997.